                                                                   EXHIBIT 4.7


         THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

No. IP-1            Number of Income PRIDES 7,000,000       Cusip No. 534187604

                               7.75% Income PRIDES

         This Income PRIDES Certificate certifies that Cede & Co. is the registered Holder of the number of Income PRIDES set forth above. Each Income PRIDES represents (i) either (a) beneficial ownership by the Holder of one 6.40% Preferred Security (the "Preferred Security") of Lincoln National Capital IV, a Delaware statutory business trust (the "Trust"), having a stated liquidation amount of $25, subject to the Pledge of such Preferred Security by such Holder pursuant to the Pledge Agreement or (b) upon the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the appropriate Applicable Ownership Interest of the Treasury Portfolio, subject to the Pledge of such Applicable Ownership Interest of the Treasury Portfolio by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Lincoln National Corporation, an Indiana corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, constituting part of each Income PRIDES evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a portion of such Income PRIDES.

         The Pledge Agreement provides that all payments of the Stated Amount of or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, or cash distributions on, any Pledged Preferred Securities (as defined in the Pledge Agreement) or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, constituting part of the Income PRIDES received by the Collateral Agent shall be paid by the Collateral Agent by wire transfer in same day funds (i) in the case of (A) cash distributions with respect to Pledged Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, and (B) any payments of the Stated Amount or the appropriate Applicable Ownership Interest (as specified in clause
(A) of the definition of such terms) of the Treasury Portfolio, as the case may be, with respect to any Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, that have been released from the Pledge pursuant to the Pledge Agreement, to the Agent to the account designated by the Agent, no later than 2:00 p.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 12:30 p.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments of the Stated Amount or the appropriate Applicable Ownership Interest (as specified in clause
(A) of the definition of such term) of the Treasury Portfolio, as the case may be, of any Pledged Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, to the Company on the Purchase Contract Settlement Date (as defined herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Income PRIDES of which such Pledged Preferred Securities or the Treasury Portfolio, as the case may be, are a part under the Purchase Contracts forming a part of such Income PRIDES. Distributions on any Preferred Security or the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, forming part of an Income PRIDES evidenced hereby which are payable quarterly in arrears on February 16, May 16, August 16 and November 16 each year, commencing November 16, 1998 (a "Payment Date"), shall, subject to receipt thereof by the Agent from the Collateral Agent, be paid to the Person in whose name this Income PRIDES Certificate (or a Predecessor Income PRIDES Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Each Purchase Contract evidenced hereby obligates the Holder of this Income PRIDES Certificate to purchase, and the Company to sell, not later than August 16, 2001 (the "Purchase Contract Settlement Date"), at a price equal to $25 (the "Stated Amount"), a number of shares of Common Stock, no par value ("Common Stock"), of the Company, equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement with respect to the Income PRIDES of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of payment received in respect of the Stated Amount or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, of the Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, pledged to secure the obligations under such Purchase Contract of the Holder of the Income PRIDES of which such Purchase Contract is a part.

         The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of an Income PRIDES evidenced hereby an amount (the "Contract Adjustment Payments") equal to 1.35% per annum of the Stated Amount, computed on the basis of a 360 day year of twelve 30 day months, subject to deferral at the option of the Company as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. Such Contract Adjustment Payments, if any, shall be payable to the Person in whose name this Income PRIDES Certificate (or a Predecessor Income PRIDES Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Distributions on the Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, and Contract Adjustment Payments, if any, will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Income PRIDES Register.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.



             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Income PRIDES Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                 LINCOLN NATIONAL CORPORATION


                                 By:
                                    ------------------------------
                                 Name:  Richard C. Vaughan
                                 Title: Executive Vice President
                                        and Chief Financial Officer


                                 By:
                                    ------------------------------
                                 Name:  Janet Whitney-Chrzan
                                 Title: Vice President and Treasurer

                                 HOLDER SPECIFIED ABOVE (as to
                                 obligations of such Holder under the
                                 Purchase Contracts evidenced hereby)

                                 By:      THE FIRST NATIONAL BANK OF
                                          CHICAGO not individually but
                                          solely as Attorney-in-Fact of such
                                          Holder

                                          By:
                                             ------------------------------
                                          Name:  John R. Prendiville
                                          Title: Vice President

Dated:  August 14, 1998

                      AGENT'S CERTIFICATE OF AUTHENTICATION

       This is one of the Income PRIDES Certificates referred to in the within mentioned Purchase Contract Agreement.

                                 By:      THE FIRST NATIONAL BANK OF CHICAGO,
                                          as Purchase Contract Agent


                                 By:
                                    ------------------------------
                                          Authorized Signatory

                 (Form of Reverse of Income PRIDES Certificate)

         Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of August 14, 1998 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and The First National Bank of Chicago, as Purchase Contract Agent (herein called the "Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company, and the Holders and of the terms upon which the Income PRIDES Certificates are, and are to be, executed and delivered.

         Each Purchase Contract evidenced hereby obligates the Holder of this Income PRIDES Certificate to purchase, and the Company to sell, not later than the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event or Early Settlement with respect to the Security of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $111.45 (the "Threshold Appreciation Price"),
 .2243 shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $92.875 (the "Reference Price"), the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and
(c) if the Applicable Market Amount is less than or equal to the Reference
Price, .2692 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

         Each Purchase Contract evidenced hereby, which is settled either through Early Settlement or Cash Settlement, shall obligate the Holder of the related Income PRIDES to purchase at the Purchase Price, and the Company to sell, a number of shares of Common Stock equal to the Early Settlement Rate or the Settlement Rate, as applicable.

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date.

         The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on The New York Stock Exchange, Inc. (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by the Nasaq National Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company. A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

         In accordance with the terms of the Purchase Contract Agreement, the Holder of this Income PRIDES Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by effecting a Cash Settlement, an Early Settlement or from the proceeds of a remarketing of the related Pledged Preferred Securities of such holders. A Holder of Income PRIDES who does not elect, on or prior to 5:00 p.m. New York City time on the fifth Business Day immediately preceding the Purchase

Contract Settlement Date, to make an effective Cash Settlement or an Early Settlement, shall pay the Purchase Price for the shares of Common Stock to be issued under the related Purchase Contract from the Proceeds of the sale of the related Pledged Preferred Securities held by the Collateral Agent. Such sale will be made by the Remarketing Agent pursuant to the terms of the Remarketing Agreement and the Remarketing Underwriting Agreement on the third Business Day immediately preceding the Purchase Contract Settlement Date. If, as provided in the Purchase Contract Agreement, upon the occurrence of a Failed Remarketing the Collateral Agent, for the benefit of the Company, exercises its rights as a secured creditor with respect to the Pledged Preferred Securities related to this Income PRIDES certificate, any accrued and unpaid distributions (including deferred distributions) on such Pledged Preferred Securities will become payable by the Company to the holder of this Income PRIDES Certificate in the manner provided for in the Purchase Contract Agreement.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment in full of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

         Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall give written notice to the Agent and to the Holders, at their addresses as they appear in the Income PRIDES Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Preferred Security (as defined in the Pledge Agreement) or the appropriate Applicable Ownership Interest of the Treasury Portfolio forming a part of each Income PRIDES, or the Liquidation Distribution received in respect of such Pledged Preferred Security, from the Pledge. An Income PRIDES shall thereafter represent the right to receive the Preferred Security or the appropriate Applicable Ownership Interest of the Treasury Portfolio forming a part of such Income PRIDES, or the Liquidation Distribution received in respect of such Preferred Security, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

         Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Preferred Securities. Upon receipt of notice of any meeting at which holders of Preferred Securities are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Preferred Securities, the Agent shall, as soon as practicable thereafter, mail to the Income PRIDES holders a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Income PRIDES holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Securities entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Preferred Securities constituting a part of such holder's Income PRIDES and (c) stating the manner in which such instructions may be given. Upon the written request of the Income PRIDES Holders on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Preferred Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of an Income PRIDES, the Agent shall abstain from voting the Preferred Security evidenced by such Income PRIDES.

         Upon the occurrence of an Investment Company Event or liquidation of the Trust, a principal amount of the Debentures constituting the assets of the Trust and underlying the Preferred Securities equal to the aggregate Stated Amount of the Pledged Preferred Securities shall be delivered to the Collateral Agent in exchange for Pledged Preferred Securities. Thereafter, the Debentures shall be held by the Collateral Agent to secure the obligations of each Holder of Income PRIDES to purchase shares of Common Stock under the Purchase Contracts constituting a part of such Income PRIDES. Following the liquidation of the Trust, the Holders and the Collateral Agent shall have such security interests, rights and obligations with respect to the Debentures as the Holders and the Collateral Agent had in respect of the Pledged Preferred Securities, and any reference in the Purchase Contract Agreement or Pledge Agreement to the Preferred Securities shall be deemed to be a reference to the Debentures.

         Upon the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the Redemption Price payable on the Tax Event Redemption Date with respect to the Applicable Principal Amount of Debentures shall be delivered to the Collateral Agent in exchange for the Pledged Preferred Securities. Thereafter, pursuant to the terms of the Pledge Agreement, the Collateral Agent for the benefit of the Company will apply an amount equal to the Redemption Amount of such Redemption Price to purchase, the Treasury Portfolio and promptly remit the remaining portion of such Redemption Price to the Agent for payment to the Holders of such Income PRIDES.

         Following the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the Holders of Income PRIDES and the Collateral Agent shall have such security interests rights and obligations with respect to the Treasury Portfolio as the Holder of Income PRIDES and the Collateral Agent had in respect of the Preferred Security or Debentures, as the case may be, subject to the Pledge thereof as provided in Articles II, III, IV, V and VI, of the Pledge Agreement and any reference herein to the Preferred Security or the Debenture shall be deemed to be reference to such Treasury Portfolio.

         The Income PRIDES Certificates are issuable only in registered form and only in denominations of a single Income PRIDES and any integral multiple thereof. The transfer of any Income PRIDES Certificate will be registered and Income PRIDES Certificates may be exchanged as provided in the Purchase Contract Agreement. The Income PRIDES Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A holder who elects to substitute Treasury Securities for Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, thereby creating Growth PRIDES, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying an Income PRIDES remains in effect, such Income PRIDES shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Income PRIDES in respect of Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, and Purchase Contract constituting such Income PRIDES may be transferred and exchanged only as an Income PRIDES. The holder of an Income PRIDES may substitute for the Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio securing its obligation under the related Purchase Contract, Treasury Securities in an aggregate principal amount equal to the aggregate Stated Amount of the Pledged Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) in the Treasury Portfolio in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Security for which such Pledged Treasury Securities secures the holder's obligation under the Purchase Contract shall be referred to as a "Growth PRIDES." A Holder may make such Collateral Substitution only in integral multiples of 40 Income PRIDES for 40 Growth PRIDES; provided, however, that if a Tax Event Redemption has occurred and the Treasury Portfolio has become a component of the Income PRIDES, a Holder may make such Collateral Substitutions only in integral multiples of 1,600,000 Income PRIDES for 1,600,000 Growth PRIDES. Such Collateral Substitution may cause the equivalent aggregate principal amount of this Certificate to be increased or decreased; provided, however, the equivalent aggregate principal amount outstanding under this Income PRIDES Certificate shall not exceed $230,000,000. All such adjustments to the equivalent aggregate principal amount of this Income PRIDES Certificate shall be duly recorded by placing an appropriate notation on the Schedule attached hereto.

         A Holder of Growth PRIDES may create or recreate Income PRIDES by delivering to the Collateral Agent Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, with a Stated Amount, in the case of such Preferred Securities, or with the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, in the case of such appropriate Applicable Ownership Interest of the Treasury Portfolio, equal to the aggregate principal amount of the Pledged Treasury

Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

         Subject to the next succeeding paragraph, the Company shall pay, on each Payment Date, the Contract Adjustment Payments, if any, payable in respect of each Purchase Contract to the Person in whose name the Income PRIDES Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments, if any, will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the Income PRIDES Register.

         The Company shall have the right, at any time prior to the Purchase Contract Settlement Date, to defer the payment of any or all of the Contract Adjustment Payments, if any, otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its election to defer such payment (specifying the amount to be deferred) as provided in the Purchase Contract Agreement. Any Contract Adjustment Payments, if any, so deferred shall bear additional Contract Adjustment Payments thereon at the rate of 8.25% per annum (computed on the basis of a 360 day year of twelve 30 day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Adjustment Payments, if any, together with the additional Contract Adjustment Payments accrued thereon, are referred to herein as the "Deferred Contract Adjustment Payments"). Deferred Contract Adjustment Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to the Purchase Contract Agreement. No Contract Adjustment Payments, if any, may be deferred to a date that is after the Purchase Contract Settlement Date.

         In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until the Purchase Contract Settlement Date, the Holder of this Income PRIDES Certificate will receive on the Purchase Contract Settlement Date, in lieu of a cash payment, a number of shares of Common Stock equal to (x) the aggregate amount of Deferred Contract Adjustment Payments payable to the Holder of this Income PRIDES Certificate divided by (y) the Applicable Market Value.

         In the event the Company exercises its option to defer the payment of Contract Adjustment Payments, if any, then until the Deferred Contract Adjustment Payments have been paid, the Company may not, and may not permit any subsidiary of the Company to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock or (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company (including other Junior Subordinated Debt Securities) that rank pari passu with or junior in interest to the Subordinated Debentures or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any subsidiary of the Company if such guarantee ranks pari passu or junior in interest to the Subordinated Debentures (other than (a) dividends or distributions in Common Stock of the Company, (b) redemptions or purchases of any rights pursuant to the Company's Rights Plan, or any successor to such Rights Plan, and the declaration of a dividend of such rights or the issuance of stock under such plans in the future, (c) payments under any guarantee, and (d) purchases of Common Stock related to the issuance of Common Stock under any of the Company's benefit plans for its directors, officers or employees).

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments, if any, or any Deferred Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Income PRIDES Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Preferred Securities or the appropriate

Applicable Ownership Interest of the Treasury Portfolio, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement.

         Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Securities having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement; provided, however, that if a Tax Event Redemption has occurred and the Treasury Portfolio has become a component of the Income PRIDES, Holders may early settle Income PRIDES only in integral multiples of 1,600,000 Income PRIDES. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Income PRIDES Certificate, the Holder of this Income PRIDES Certificate shall deliver this Income PRIDES Certificate to the Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to (i) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus (ii) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date for any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments, if any, payable on such Payment Date with respect to such Purchase Contracts. Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio underlying such Securities shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Income PRIDES as to which Early Settlement is effected equal to the Early Settlement Rate; provided however, that upon the Early Settlement of the Purchase Contracts, the Holder thereof will forfeit the right to receive any Deferred Contract Adjustment Payments on such Purchase Contracts. The Early Settlement Rate shall initially be equal to .2243 shares of Common Stock and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

         Upon registration of transfer of this Income PRIDES Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Income PRIDES Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Income PRIDES Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Income PRIDES evidenced hereby on his behalf as his attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Agent to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, underlying this Income PRIDES Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect to the Stated Amount of the Pledged Preferred Securities, or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

         The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Income PRIDES Certificate is registered as the owner of the Income PRIDES evidenced hereby for the purpose of receiving payments of distributions payable quarterly on the Preferred Securities, receiving payments of Contract Adjustment Payments, if any, and any Deferred Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent nor any such agent shall be affected by notice to the contrary.

         The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -                          as tenants in common

UNIF GIFT MIN ACT -                 ------------Custodian----------------------
                                    (cust)                        (minor)

                                    Under Uniform Gifts to Minors Act
                                    -------------------------------------------
                                                   (State)

TEN ENT -                           as tenants by the entireties

JT TEN -                            as joint tenants with right of
                                    survivorship and not as tenants
                                    in common

Additional abbreviations may also be used though not in the above list.

               ------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

________________________________________________________________________________

________________________________________________________________________________
(Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Income PRIDES Certificates and all rights thereunder, hereby irrevocably constituting and appointing ________________________________________
attorney to transfer said Income PRIDES Certificates on the books of Lincoln National Corporation with full power of substitution in the premises.

Dated:  _________________                   _____________________________
                                            Signature

                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as it appears upon the face of
                                            the within Income PRIDES
                                            Certificates in every particular,
                                            without alteration or enlargement or
                                            any change whatsoever.


Signature Guarantee:________________________________


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                             SETTLEMENT INSTRUCTIONS

         The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Income PRIDES evidenced by this Income PRIDES Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:___________________                   ________________________________
                                            Signature
                                            Signature Guarantee:_______________
                                            (if assigned to another person)

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                REGISTERED HOLDER

If shares are to be registered in the name     Please print name and address of
of and delivered to a Person other than the    Registered Holder:
Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature:

______________________________              ______________________________
         Name                                                 Name

______________________________              ______________________________
         Address                                              Address

______________________________              ______________________________


______________________________              ______________________________


______________________________              ______________________________

Social Security or other
Taxpayer Identification
Number, if any                              ______________________________


                            ELECTION TO SETTLE EARLY

         The undersigned Holder of this Income PRIDES Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Income PRIDES evidenced by this Income PRIDES Certificate specified below. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Income PRIDES Certificate representing any Income PRIDES evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
      ______________________________        ______________________________
                                            Signature

Signature Guarantee:
                    ______________________________


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

                                REGISTERED HOLDER

If shares of Common Stock or      Please print name and address of
Income PRIDES Certificates are    Registered Holder:
to be registered in the name of
and delivered to and Pledged
Preferred Securities, or the
Treasury Portfolio, as the case
may be, are to be transferred
to a Person other than the
Holder, please print such
Person's name and address:

______________________________               ______________________________
         Name                                                  Name

______________________________               ______________________________
         Address                                               Address

______________________________               ______________________________


______________________________               ______________________________


Social Security or other
Taxpayer Identification
Number, if any                               ______________________________


Transfer Instructions for Pledged Preferred Securities, or the Treasury Portfolio, as the case may be, Transferable Upon Early Settlement or a Termination Event:



______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

         The following increases or decreases in this Global Certificate have been made:



==================================================================================================================
                                                                            Principal                 Signature of
                                                                            Amount of this            authorized
                                                                            Global                    office of
              Amount of                     Amount of increase              Certificate               Trustee or
              decrease in                   in Principal Amount             following such            Securities
              Principal Amount              of the Global                   decrease or               Custodian
Date          of the Global                 Certificate                     increase
              Certificate
_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

         THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

No. IP-2          Number of Income PRIDES 1,200,000         Cusip No. 534187604

                               7.75% Income PRIDES

         This Income PRIDES Certificate certifies that Cede & Co. is the registered Holder of the number of Income PRIDES set forth above. Each Income PRIDES represents (i) either (a) beneficial ownership by the Holder of one 6.40% Preferred Security (the "Preferred Security") of Lincoln National Capital IV, a Delaware statutory business trust (the "Trust"), having a stated liquidation amount of $25, subject to the Pledge of such Preferred Security by such Holder pursuant to the Pledge Agreement or (b) upon the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the appropriate Applicable Ownership Interest of the Treasury Portfolio, subject to the Pledge of such Applicable Ownership Interest of the Treasury Portfolio by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Lincoln National Corporation, an Indiana corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, constituting part of each Income PRIDES evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a portion of such Income PRIDES.

         The Pledge Agreement provides that all payments of the Stated Amount of or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, or cash distributions on, any Pledged Preferred Securities (as defined in the Pledge Agreement) or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, constituting part of the Income PRIDES received by the Collateral Agent shall be paid by the Collateral Agent by wire transfer in same day funds (i) in the case of (A) cash distributions with respect to Pledged Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, and (B) any payments of the Stated Amount or the appropriate Applicable Ownership Interest (as specified in clause
(A) of the definition of such terms) of the Treasury Portfolio, as the case may be, with respect to any Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, that have been released from the Pledge pursuant to the Pledge Agreement, to the Agent to the account designated by the Agent, no later than 2:00 p.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 12:30 p.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments of the Stated Amount or the appropriate Applicable Ownership Interest (as specified in clause
(A) of the definition of such term) of the Treasury Portfolio, as the case may be, of any Pledged Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, to the Company on the Purchase Contract Settlement Date (as defined herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Income PRIDES of which such Pledged Preferred Securities or the Treasury Portfolio, as the case may be, are a part under the Purchase Contracts forming a part of such Income PRIDES. Distributions on any Preferred Security or the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, forming part of an Income PRIDES evidenced hereby which are payable quarterly in arrears on February 16, May 16, August 16 and November 16 each year, commencing November 16, 1998 (a "Payment Date"), shall, subject to receipt thereof by the Agent from the Collateral Agent, be paid to the Person in whose name this Income PRIDES Certificate (or a Predecessor Income PRIDES Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Each Purchase Contract evidenced hereby obligates the Holder of this Income PRIDES Certificate to purchase, and the Company to sell, not later than August 16, 2001 (the "Purchase Contract Settlement Date"), at a price equal to $25 (the "Stated Amount"), a number of shares of Common Stock, no par value ("Common Stock"), of the Company, equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement with respect to the Income PRIDES of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of payment received in respect of the Stated Amount or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, of the Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, pledged to secure the obligations under such Purchase Contract of the Holder of the Income PRIDES of which such Purchase Contract is a part.

         The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of an Income PRIDES evidenced hereby an amount (the "Contract Adjustment Payments") equal to 1.35% per annum of the Stated Amount, computed on the basis of a 360 day year of twelve 30 day months, subject to deferral at the option of the Company as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. Such Contract Adjustment Payments, if any, shall be payable to the Person in whose name this Income PRIDES Certificate (or a Predecessor Income PRIDES Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Distributions on the Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, and Contract Adjustment Payments, if any, will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Income PRIDES Register.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.



        [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Income PRIDES Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                   LINCOLN NATIONAL CORPORATION


                                   By:
                                       --------------------------------
                                   Name:  Richard C. Vaughan
                                   Title: Executive Vice President and
                                          Chief Financial Officer

                                   By:
                                       --------------------------------
                                   Name:  Janet Chrzan
                                   Title: Vice President and Treasurer

                                   HOLDER SPECIFIED ABOVE (as to
                                   obligations of such Holder under the
                                   Purchase Contracts evidenced hereby)

                                   By:  THE FIRST NATIONAL BANK OF
                                        CHICAGO not individually but solely
                                        as Attorney-in-Fact of such Holder

                                        By:
                                           --------------------------------
                                        Name:  John R. Prendiville
                                        Title: Vice President

Dated:  August 21, 1998

                      AGENT'S CERTIFICATE OF AUTHENTICATION

         This is one of the Income PRIDES Certificates referred to in the within mentioned Purchase Contract Agreement.

                                   By:  THE FIRST NATIONAL BANK OF
                                        CHICAGO, as Purchase Contract
                                        Agent


                                   By:
                                        --------------------------------
                                        Authorized Officer

                 (Form of Reverse of Income PRIDES Certificate)

         Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of August 14, 1998 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and The First National Bank of Chicago, as Purchase Contract Agent (herein called the "Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company, and the Holders and of the terms upon which the Income PRIDES Certificates are, and are to be, executed and delivered.

         Each Purchase Contract evidenced hereby obligates the Holder of this Income PRIDES Certificate to purchase, and the Company to sell, not later than the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event or Early Settlement with respect to the Security of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $111.45 (the "Threshold Appreciation Price"),
 .2243 shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $92.875 (the "Reference Price"), the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and
(c) if the Applicable Market Amount is less than or equal to the Reference
Price, .2692 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

         Each Purchase Contract evidenced hereby, which is settled either through Early Settlement or Cash Settlement, shall obligate the Holder of the related Income PRIDES to purchase at the Purchase Price, and the Company to sell, a number of shares of Common Stock equal to the Early Settlement Rate or the Settlement Rate, as applicable.

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date.

         The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on The New York Stock Exchange, Inc. (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by the Nasaq National Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company. A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

         In accordance with the terms of the Purchase Contract Agreement, the Holder of this Income PRIDES Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by effecting a Cash Settlement, an Early Settlement or from the proceeds of a remarketing of the related Pledged Preferred Securities of such holders. A Holder of Income PRIDES who does not elect, on or prior to 5:00 p.m. New York City time on the fifth Business Day immediately preceding the Purchase

Contract Settlement Date, to make an effective Cash Settlement or an Early Settlement, shall pay the Purchase Price for the shares of Common Stock to be issued under the related Purchase Contract from the Proceeds of the sale of the related Pledged Preferred Securities held by the Collateral Agent. Such sale will be made by the Remarketing Agent pursuant to the terms of the Remarketing Agreement and the Remarketing Underwriting Agreement on the third Business Day immediately preceding the Purchase Contract Settlement Date. If, as provided in the Purchase Contract Agreement, upon the occurrence of a Failed Remarketing the Collateral Agent, for the benefit of the Company, exercises its rights as a secured creditor with respect to the Pledged Preferred Securities related to this Income PRIDES certificate, any accrued and unpaid distributions (including deferred distributions) on such Pledged Preferred Securities will become payable by the Company to the holder of this Income PRIDES Certificate in the manner provided for in the Purchase Contract Agreement.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment in full of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

         Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall give written notice to the Agent and to the Holders, at their addresses as they appear in the Income PRIDES Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Preferred Security (as defined in the Pledge Agreement) or the appropriate Applicable Ownership Interest of the Treasury Portfolio forming a part of each Income PRIDES, or the Liquidation Distribution received in respect of such Pledged Preferred Security, from the Pledge. An Income PRIDES shall thereafter represent the right to receive the Preferred Security or the appropriate Applicable Ownership Interest of the Treasury Portfolio forming a part of such Income PRIDES, or the Liquidation Distribution received in respect of such Preferred Security, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

         Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Preferred Securities. Upon receipt of notice of any meeting at which holders of Preferred Securities are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Preferred Securities, the Agent shall, as soon as practicable thereafter, mail to the Income PRIDES holders a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Income PRIDES holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Securities entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Preferred Securities constituting a part of such holder's Income PRIDES and (c) stating the manner in which such instructions may be given. Upon the written request of the Income PRIDES Holders on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Preferred Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of an Income PRIDES, the Agent shall abstain from voting the Preferred Security evidenced by such Income PRIDES.

         Upon the occurrence of an Investment Company Event or liquidation of the Trust, a principal amount of the Debentures constituting the assets of the Trust and underlying the Preferred Securities equal to the aggregate Stated Amount of the Pledged Preferred Securities shall be delivered to the Collateral Agent in exchange for Pledged Preferred Securities. Thereafter, the Debentures shall be held by the Collateral Agent to secure the obligations of each Holder of Income PRIDES to purchase shares of Common Stock under the Purchase Contracts constituting a part of such Income PRIDES. Following the liquidation of the Trust, the Holders and the Collateral Agent shall have such security interests, rights and obligations with respect to the Debentures as the Holders and the Collateral Agent had in respect of the Pledged Preferred Securities, and any reference in the Purchase Contract Agreement or Pledge Agreement to the Preferred Securities shall be deemed to be a reference to the Debentures.

         Upon the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the Redemption Price payable on the Tax Event Redemption Date with respect to the Applicable Principal Amount of Debentures shall be delivered to the Collateral Agent in exchange for the Pledged Preferred Securities. Thereafter, pursuant to the terms of the Pledge Agreement, the Collateral Agent for the benefit of the Company will apply an amount equal to the Redemption Amount of such Redemption Price to purchase, the Treasury Portfolio and promptly remit the remaining portion of such Redemption Price to the Agent for payment to the Holders of such Income PRIDES.

         Following the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the Holders of Income PRIDES and the Collateral Agent shall have such security interests rights and obligations with respect to the Treasury Portfolio as the Holder of Income PRIDES and the Collateral Agent had in respect of the Preferred Security or Debentures, as the case may be, subject to the Pledge thereof as provided in Articles II, III, IV, V and VI, of the Pledge Agreement and any reference herein to the Preferred Security or the Debenture shall be deemed to be reference to such Treasury Portfolio.

         The Income PRIDES Certificates are issuable only in registered form and only in denominations of a single Income PRIDES and any integral multiple thereof. The transfer of any Income PRIDES Certificate will be registered and Income PRIDES Certificates may be exchanged as provided in the Purchase Contract Agreement. The Income PRIDES Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A holder who elects to substitute Treasury Securities for Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, thereby creating Growth PRIDES, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying an Income PRIDES remains in effect, such Income PRIDES shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Income PRIDES in respect of Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, and Purchase Contract constituting such Income PRIDES may be transferred and exchanged only as an Income PRIDES. The holder of an Income PRIDES may substitute for the Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio securing its obligation under the related Purchase Contract, Treasury Securities in an aggregate principal amount equal to the aggregate Stated Amount of the Pledged Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) in the Treasury Portfolio in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Security for which such Pledged Treasury Securities secures the holder's obligation under the Purchase Contract shall be referred to as a "Growth PRIDES." A Holder may make such Collateral Substitution only in integral multiples of 40 Income PRIDES for 40 Growth PRIDES; provided, however, that if a Tax Event Redemption has occurred and the Treasury Portfolio has become a component of the Income PRIDES, a Holder may make such Collateral Substitutions only in integral multiples of 1,600,000 Income PRIDES for 1,600,000 Growth PRIDES. Such Collateral Substitution may cause the equivalent aggregate principal amount of this Certificate to be increased or decreased; provided, however, the equivalent aggregate principal amount outstanding under this Income PRIDES Certificate shall not exceed $230,000,000. All such adjustments to the equivalent aggregate principal amount of this Income PRIDES Certificate shall be duly recorded by placing an appropriate notation on the Schedule attached hereto.

         A Holder of Growth PRIDES may create or recreate Income PRIDES by delivering to the Collateral Agent Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, with a Stated Amount, in the case of such Preferred Securities, or with the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, in the case of such appropriate Applicable Ownership Interest of the Treasury Portfolio, equal to the aggregate principal amount of the Pledged Treasury

Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

         Subject to the next succeeding paragraph, the Company shall pay, on each Payment Date, the Contract Adjustment Payments, if any, payable in respect of each Purchase Contract to the Person in whose name the Income PRIDES Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments, if any, will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the Income PRIDES Register.

         The Company shall have the right, at any time prior to the Purchase Contract Settlement Date, to defer the payment of any or all of the Contract Adjustment Payments, if any, otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its election to defer such payment (specifying the amount to be deferred) as provided in the Purchase Contract Agreement. Any Contract Adjustment Payments, if any, so deferred shall bear additional Contract Adjustment Payments thereon at the rate of 8.25% per annum (computed on the basis of a 360 day year of twelve 30 day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Adjustment Payments, if any, together with the additional Contract Adjustment Payments accrued thereon, are referred to herein as the "Deferred Contract Adjustment Payments"). Deferred Contract Adjustment Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to the Purchase Contract Agreement. No Contract Adjustment Payments, if any, may be deferred to a date that is after the Purchase Contract Settlement Date.

         In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until the Purchase Contract Settlement Date, the Holder of this Income PRIDES Certificate will receive on the Purchase Contract Settlement Date, in lieu of a cash payment, a number of shares of Common Stock equal to (x) the aggregate amount of Deferred Contract Adjustment Payments payable to the Holder of this Income PRIDES Certificate divided by (y) the Applicable Market Value.

         In the event the Company exercises its option to defer the payment of Contract Adjustment Payments, if any, then until the Deferred Contract Adjustment Payments have been paid, the Company may not, and may not permit any subsidiary of the Company to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock or (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company (including other Junior Subordinated Debt Securities) that rank pari passu with or junior in interest to the Subordinated Debentures or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any subsidiary of the Company if such guarantee ranks pari passu or junior in interest to the Subordinated Debentures (other than (a) dividends or distributions in Common Stock of the Company, (b) redemptions or purchases of any rights pursuant to the Company's Rights Plan, or any successor to such Rights Plan, and the declaration of a dividend of such rights or the issuance of stock under such plans in the future, (c) payments under any guarantee, and (d) purchases of Common Stock related to the issuance of Common Stock under any of the Company's benefit plans for its directors, officers or employees).

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments, if any, or any Deferred Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Income PRIDES Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Preferred Securities or the appropriate

Applicable Ownership Interest of the Treasury Portfolio, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement.

         Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Securities having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement; provided, however, that if a Tax Event Redemption has occurred and the Treasury Portfolio has become a component of the Income PRIDES, Holders may early settle Income PRIDES only in integral multiples of 1,600,000 Income PRIDES. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Income PRIDES Certificate, the Holder of this Income PRIDES Certificate shall deliver this Income PRIDES Certificate to the Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to (i) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus (ii) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date for any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments, if any, payable on such Payment Date with respect to such Purchase Contracts. Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio underlying such Securities shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Income PRIDES as to which Early Settlement is effected equal to the Early Settlement Rate; provided however, that upon the Early Settlement of the Purchase Contracts, the Holder thereof will forfeit the right to receive any Deferred Contract Adjustment Payments on such Purchase Contracts. The Early Settlement Rate shall initially be equal to .2243 shares of Common Stock and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

         Upon registration of transfer of this Income PRIDES Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Income PRIDES Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Income PRIDES Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Income PRIDES evidenced hereby on his behalf as his attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Agent to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, underlying this Income PRIDES Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect to the Stated Amount of the Pledged Preferred Securities, or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

         The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Income PRIDES Certificate is registered as the owner of the Income PRIDES evidenced hereby for the purpose of receiving payments of distributions payable quarterly on the Preferred Securities, receiving payments of Contract Adjustment Payments, if any, and any Deferred Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent nor any such agent shall be affected by notice to the contrary.

         The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                            ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -                    as tenants in common

UNIF GIFT MIN ACT -           ------------Custodian----------------------
                              (cust)                 (minor)

                              Under Uniform Gifts to Minors Act
                              -------------------------------------------
                                         (State)

TEN ENT -                     as tenants by the entireties

JT TEN -                      as joint tenants with right of
                              survivorship and not as tenants
                              in common

Additional abbreviations may also be used though not in the above list.

               ------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

________________________________________________________________________________

________________________________________________________________________________
(Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Income PRIDES Certificates and all rights thereunder, hereby irrevocably constituting and appointing ________________________ attorney to transfer said Income PRIDES Certificates on the books of Lincoln National Corporation with full power of substitution in the premises.

Dated:  ___________________             _________________________________
                                        Signature

                                        NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Income PRIDES Certificates in every particular, without alteration or enlargement or any change whatsoever.


Signature Guarantee:
                    _________________________________


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                             SETTLEMENT INSTRUCTIONS

         The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Income PRIDES evidenced by this Income PRIDES Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
      ___________________               ___________________________________
                                        Signature
                                        Signature Guarantee:
                                                            _______________
                                        (if assigned to another person)

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                REGISTERED HOLDER

If shares are to be registered in the name     Please print name and address of
of and delivered to a Person other than the    Registered Holder:
Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature:

______________________________          ______________________________
     Name                                     Name

______________________________          ______________________________
     Address                                  Address

______________________________          ______________________________

______________________________          ______________________________

______________________________          ______________________________

Social Security or other
Taxpayer Identification
Number, if any                ______________________________


                            ELECTION TO SETTLE EARLY

         The undersigned Holder of this Income PRIDES Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Income PRIDES evidenced by this Income PRIDES Certificate specified below. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Income PRIDES Certificate representing any Income PRIDES evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
      ________________________     _______________________________
                                   Signature

Signature Guarantee:
                    __________________________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

        [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

                                REGISTERED HOLDER

If shares of Common Stock or                Please print name and address of
Income PRIDES Certificates are              Registered Holder:
to be registered in the name of
and delivered to and Pledged
Preferred Securities, or the
Treasury Portfolio, as the case
may be, are to be transferred
to a Person other than the Holder,
please print such Person's name and address:

______________________________     ______________________________
     Name                                       Name
______________________________     ______________________________
     Address                                    Address
______________________________     ______________________________

______________________________     ______________________________


Social Security or other
Taxpayer Identification
Number, if any                     ______________________________


Transfer Instructions for Pledged Preferred Securities, or the Treasury Portfolio, as the case may be, Transferable Upon Early Settlement or a Termination Event:



______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

               [TO BE ATTACHED TO GLOBAL CERTIFICATES]

      SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

     The following increases or decreases in this Global Certificate have been made:




==================================================================================================================
                                                                            Principal                 Signature of
                                                                            Amount of this            authorized
                                                                            Global                    office of
              Amount of                     Amount of increase              Certificate               Trustee or
              decrease in                   in Principal Amount             following such            Securities
              Principal Amount              of the Global                   decrease or               Custodian
Date          of the Global                 Certificate                     increase
              Certificate
_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________

_____         ________________              _________________               ______________            _____________